UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2009

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2009, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2009. CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated July 30, 2009, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.  The press release includes certain supplemental non-GAAP financial measures:

•
non-GAAP tissue processing revenue growth, which has been obtained by adjusting the comparable tissue processing GAAP revenue growth number to exclude revenues related to orthopedic tissue processing services;

•
non-GAAP tissue processing revenues, which have been obtained by adjusting the comparable tissue processing segment revenue numbers to exclude revenues related to orthopedic tissue processing services;

•	non-GAAP net income, which has been obtained by measuring net income as if the Company had recorded 2008 income taxes at a normalized 41 percent effective tax rate;

•
non-GAAP fully diluted earnings per share, which have been obtained by measuring fully diluted earnings per share as if the Company had recorded 2008 income taxes at a normalized 41 percent effective tax rate;

•	non-GAAP BioGlue revenues, which have been obtained by excluding the effects of changes in foreign currency exchange rates.

Tissue processing revenue growth has been adjusted to obtain non-GAAP tissue processing revenue growth, and tissue processing segment revenues have been adjusted to obtain non-GAAP tissue processing revenues, by excluding revenues from orthopedic tissue processing, because the Company discontinued procuring and processing such tissue as of January 1, 2007 and ceased distributing its remaining orthopedic tissue as of June 30, 2008.  Because the Company’s revenues from orthopedic tissue have been effectively reduced to zero and should remain at that level for the foreseeable future, the Company believes that the non-GAAP revenue growth numbers presented, as well as the non-GAAP tissue processing revenues presented, provide investors with a more accurate measure of the relative revenue performance of the Company’s continuing tissue processing business.

Net income and fully diluted earnings per share have been adjusted to obtain non-GAAP net income and fully diluted earnings per share by presenting the figures as if the Company had recorded 2008 income taxes at a normalized 41 percent effective tax rate because the Company's effective income tax rate was lower in 2008 due to the valuation allowance on the Company's deferred tax assets during 2008.  The Company believes that the presentation of non-GAAP net income and fully diluted earnings per share provides investors with the ability to better compare the Company’s relative period-to-period performance with respect to such measurements.

BioGlue revenues have been adjusted to obtain non-GAAP revenues by excluding the effects of changes in foreign currency exchange rates in order to show the underlying trend in demand for the product and the impact of that demand on revenues, as fluctuations in foreign exchange rates may tend to obscure the trend in overall demand.

Accordingly, CryoLife believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses; and

•	a better understanding of how management plans and measures the Company’s underlying business.

The additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for measures calculated in accordance with GAAP.  With respect to the BioGlue financial information, investors are cautioned to avoid overreliance on the non-GAAP financial measures, as a substantial portion of BioGlue sales occur in European denominated currency and foreign currency exchange rates have, and will continue to have, a material impact on CryoLife dollar-denominated revenues.  Management considers both the GAAP and non-GAAP BioGlue financial measures when evaluating the Company’s business prospects and overall health and continues to evaluate alternatives to ameliorate the impact of foreign exchange rate fluctuations on the Company’s revenues.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission (“SEC”), whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release.  Please refer to the last paragraph of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K for the year ended December 31, 2008, as filed with the SEC, and any subsequent SEC filings, as well as in the press release. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 9                      Financial Statements and Exhibits.
Item 9.01(d)                 Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1*	Press release dated July 30, 2009

* This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: July 30, 2009	By:	/s/ D.A. Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer